EmployUS Ltd.

Pro Forma Condensed Combined Financial Statements

(Unaudited)

Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Balance Sheet as of September 30, 2013 (unaudited)	4

Pro Forma Condensed Combined Statement of Income (unaudited)
for the nine months ended September 30, 2013	5

Pro Forma Condensed Combined Statement of Income (unaudited)
for the period ended December 31, 2012	6

Notes to Pro Forma Condensed Combined Financial Statements (unaudited)	7-8

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Unaudited Pro Forma Condensed Combined Financial Information

On January 22, 2014, The Staffing Group Ltd. (“TSGL”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with EmployUS Ltd., a Nevada corporation ( the “Company”), all of the stockholders of the Company (the “EmployUS Shareholders”), and TSGL’s controlling stockholders, upon which the agreement closed on February 14, 2014.  Pursuant to the terms and conditions of the final, fully executed Exchange Agreement, and upon the consummation of the closing:

●	Each share of the Company’s common stock issued and outstanding immediately prior to the closing of the Exchange Agreement was converted into the right to receive an aggregate of 13,153,800 shares of TSGL’s common stock.
●	Three of TSGL’s shareholders agreed to cancel the following shares:
(i)	Joseph Albunio agreed to cancel 8,386,413 shares of his common stock. After the cancellation he owns 500,000 shares of our common stock.
(ii)	Brian McLoone agreed to cancel 2,836,413 shares of his common stock. After the cancellation he owns 6,050,000 shares of our common stock.
(iii)	Luidmila Yuziuk agreed to cancel 1,930,972 shares of her common stock. After the cancellation, she does not own any shares of our common stock.

The purposes of the transactions described above were to complete a reverse merger with the result being that EmployUS became a wholly-owned subsidiary of The Staffing Group, Ltd.  The Staffing Group, Ltd’s business operations will now focus on the business of EmployUS.

Following the Exchange Agreement, as of the date of this current report on Form 8-K, there are 35,100,011 shares of our common stock issued and outstanding, which include 13,153,800 shares held by the former stockholders of EmployUS and 6,050,000 by Brian McLoone, EmployUS’s Chairman and a stockholder of The Safety Group , LTD. but not a stockholder of EmployUS prior to the merger . As a result, our pre-merger stockholders, exclusive of Brian McLoone, hold approximately 45.28% of our issued and outstanding shares of common stock and the former stockholders of EmployUS including Brian McLoone hold approximately 54.72%

Based on the fact that after the exchange: (i) the former stockholders of TSGL control the Company, (ii) the officers and directors of TSGL have become the Company’s officers and directors, (iii) the Company’s only business is the business that had been previously conducted by TSGL, for accounting purposes, TSGL is treated as the acquirer. The acquisition will be accounted for as a “reverse merger” and recapitalization since the sellers of TSGL will control the combined company immediately following the completion of the Share Exchange. Accordingly, the assets and liabilities and the historical operations that are reflected in the financial statements in this report filed on Form 8-K are those of TSGL and are recorded at the historical cost basis of TSGL. The Company’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of TSGL after consummation of the Merger.

The following unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of EmployUS Ltd. (the “Company”) reverse acquisition of The Staffing Group Ltd. (“TSGL”).  The unaudited pro forma condensed combined information has been prepared treating the transaction as a reverse merger whereby the Company is the acquirer for accounting purposes.

The following unaudited pro forma condensed combined balance sheet assumes the related transaction described in the notes hereto had occurred on the date for the period presented. The unaudited pro forma condensed combined balance sheet as of September 30, 2013 is based on the unaudited historical balance sheet of the Company and the audited balance sheet of TSGL as of September 30, 2013.

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The following unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2013 assumes the related transactions described in the notes hereto had occurred on January 1, 2013. The statement is based on the unaudited statements of income of the Company and derived from the audited statements of operations of TSGL for the nine months ended September 30, 2013.

The following unaudited pro forma condensed combined statement of income for the year ended December 31, 2012 assumes the related transaction described in the notes hereto had occurred on January 1, 2012. The statement is based on the audited statements of income of the Company for the year ended December 31, 2012, and the unaudited statements of operations of TSGL for the period June 11, 2012 (inception) through December 31, 2012. As TSGL began its operations on June 11, 2012, their statement of income for the year ended December 31, 2012 was a short year from June 11, 2012 through December 31, 2012.

The unaudited pro forma condensed combined statements of income give effect to the merger as if it occurred at the beginning of each period presented. These unaudited pro forma condensed combined financial statements are prepared by management for informational purposes and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated as of the dates presented, and should not be taken as representative of future combined results or operations of financial position of the Company.

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EmployUS Ltd.

Pro Forma Condensed Combined Balance Sheet

As of September 30, 2013

(Unaudited)

(Expressed in US Dollars)

		The Staffing
	EmployUS, Ltd.	Group, Ltd.	Adjustments	Notes	Proforma

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$23,047	$-	$150,000	b	$173,047
Accounts receivable, net	1,856,635	-	-		1,856,635
Deferred financing costs, net	15,616	-	-		15,616
Due from related parties	58,315	-	-		58,315
Prepaid expenses and other current assets	13,897	2,000	-		15,897
Total Current Assets	1,967,510	2,000	150,000		2,119,510

Property and equipment, net	27,764	-	-		27,764
Security deposits	11,530	-	-		11,530

TOTAL ASSETS	$2,006,804	$2,000	$150,000		$2,158,804

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$78,173	$20	$-		$78,193
Line of credit	1,268,763	-	-		1,268,763
Convertible notes payable	60,000	-	-		60,000
Due to stockholder	447,629	8,474	-		456,103
Income taxes payable	54,564	-	-		54,564
Current portion of payroll related liabilities	863,947	-	-		863,947
Total Current Liabilities	2,773,076	8,494	-		2,781,570

TOTAL LIABILITIES	2,773,076	8,494	-		2,781,570

STOCKHOLDERS' DEFICIT
Preferred stock, no par value, 5,000,000 shares authorized , none issued and outstanding	-	-	-		-
Common stock, $0.001 par value, 200,000,000 shares authorized, 30,000,000 shares issued and outstanding at September 30, 2013	30,000	-	(30,000)	a	-
Common stock, $0.001 par value, 75,000,000 shares authorized, 35,100,011 shares issued and outstanding at September 30, 2013	-	34,000	1,100	a, b, c	35,100
Additional paid in capital	748,924	489,600	(351,194)	a, b, c	887,330
Accumulated deficit	(1,545,196)	(530,094)	530,094	a, c	(1,545,196)
TOTAL STOCKHOLDERS' DEFICIT	(766,272)	(6,494)	150,000		(622,766)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$2,006,804	$2,000	$150,000		$2,158,804

(a)  - Reverse Merger Adjustment - 13,153,800 shares of TSGL common stock issued in reverse merger, while all outstanding shares of EUL are acquired by TSGL.  Three shareholders cancelled a combined 13,153,798 shares of TSGL's common stock.  The accumulated deficit of The Staffing Group is adjusted as part of the recapitalization.

Additional paid-in capital	500,094
Common stock (EUL shares eliminated)	30,000
Common stock (TSGL shares cancelled)	13,153
Deficit accumulated during the development stage (TSGL)		530,094
Common stock (TSGL shares issued)		13,153

(b)  - Bridge Financing - 1,000,000 shares of common stock were issued to Clifton R. McDonnell Roth IRA in accordance with a bridge financing on January 8, 2014 for a total of $150,000 cash at a share price of $0.15 in contemplation of the reverse merger.

Cash	150,000
Common stock		1,000
Additional paid-in capital		149,000

(c)  - Consulting Services Adjustment - 100,000 shares of common stock was issued in accordance with the January 8, 2014 Board resolution to Almoroli Advisors for consulting services in connection with the equity financing, which is recorded as a direct charge to the equity issuance.

Additional paid-in capital	100
Common stock		100

(d)  - Weighted Average Shares - the unaudited pro forma combined statements of income assume the Share Exchange and merger occurred as of the beginning of the nine month period ended September 30, 2013 and at the beginning of the year ended December 31, 2012.  Therefore, the weighted average number of shares outstanding for the nine month period ended September 30, 2013 , and for the year ended December 31, 2012 equals the total number of shares outstanding upon completion of the Share Exchange and merger as follows:

Pre-Share Exchange Transaction TSGL Common Shares Outstanding:	34,000,009
TSGL Common Shares Issued for all outstanding Shares of the Company:	13,153,800
TSGL Common Shares Cancelled:	(13,153,798)
TSGL Common Shares Issued to investor at $0.15 per share pursuant to bridge financing:	1,000,000
TSGL Common Shares Issued to consultant at par value in connection with financing:	100,000
Total TSGL Common Shares Outstanding Post-Share Exchange:	35,100,011

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EmployUS Ltd

Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2013

(Unaudited)

(Expressed in US Dollars)

		The Staffing
	EmployUS, Ltd.	Group, Ltd.
	For the nine	For the nine
	months ended	months ended
	September 30,	September 30,
	2013	2013	Adjustments	Notes	Proforma

NET REVENUES:
Service revenue	$10,276,195	$-	$-		$10,276,195
Cost of contract services	(8,212,125)	-	-		(8,212,125)

GROSS PROFIT	2,064,070	-	-		2,064,070

SELLING, GENERAL AND ADMINISTRATIVE:
Selling, general and administrative	652,722	525,747	-		1,178,469
Payroll and related expenses	838,286	-	-		838,286
TOTAL SELLING, GENERAL AND ADMINISTRATIVE	1,491,008	525,747	-		2,016,755

INCOME (LOSS) FROM OPERATIONS	573,062	(525,747)	-		47,315

OTHER (EXPENSE) INCOME:
Interest expense	(69,270)	-	-		(69,270)
Other (expense) income	7,744	-	-		7,744
TOTAL OTHER (EXPENSE) INCOME	(61,526)	-	-		(61,526)

NET INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	511,536	(525,747)	-		(14,211)

PROVISION FOR INCOME TAXES	(54,564)	-	-		(54,564)

NET INCOME (LOSS)	$456,972	$(525,747)	$-		$(68,775)

INCOME (LOSS) PER SHARE:
Basic and diluted		$(0.02)			$(0.00)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and diluted		34,000,011		d	35,100,011

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EmployUS Ltd

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2012

(Unaudited)

(Expressed in US Dollars)

		The Staffing
		Group, Ltd.
	EmployUS, Ltd.	For the period
	For the	June 11, 2012
	year ended	(inception) to
	December 31,	December 31,
	2012	2012	Adjustments	Notes	Proforma

NET REVENUES:
Service revenue	$12,606,480	$2,000	$-		$12,608,480
Cost of contract services	(9,944,098)	-	-		(9,944,098)

GROSS PROFIT	2,662,382	2,000	-		2,664,382

SELLING, GENERAL AND ADMINISTRATIVE:
Selling, general and administrative	1,050,524	6,347	-		1,056,871
Payroll and related expenses	1,274,565	-	-		1,274,565
TOTAL SELLING, GENERAL AND ADMINISTRATIVE	2,325,089	6,347	-		2,331,436

INCOME (LOSS) FROM OPERATIONS	337,293	(4,347)	-		332,946

OTHER (EXPENSE) INCOME:
Interest expense	(107,675)	-	-		(107,675)
Other (expense) income	(340,737)	-	-		(340,737)
Loss on disposal of assets	(80,104)	-	-		(80,104)
TOTAL OTHER (EXPENSE) INCOME	(528,516)	-	-		(528,516)

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(191,223)	(4,347)	-		(195,570)

PROVISION FOR INCOME TAXES	-	-	-		-

NET LOSS	$(191,223)	$(4,347)	$-		$(195,570)

INCOME (LOSS) PER SHARE:
Basic and diluted		$(0.00)			$(0.01)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and diluted		34,000,011		d	35,100,011

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EmployUS Ltd.

Notes to Pro Forma Condensed Combined Financial Statements

As of September 30, 2013

(Unaudited)

(Expressed in US Dollars)

1.	Basis of Presentation

The unaudited pro forma condensed combined financial statements of EmployUS Ltd. (the “Company”) reflects financial information, which gives pro forma effect to the acquisition agreement dated January 22, 2014 with The Staffing Group Ltd. (“TSGL”) (the “Agreement” or “Acquisition”).

On January 22, 2014, TSGL entered into a Share Exchange Agreement (the “Exchange Agreement”) with the Company, all of the stockholders of the Company (the “EmployUS Shareholders”), and TSGL’s controlling stockholders, upon which the agreement closed on February 14, 2014.  Pursuant to the terms and conditions of the final, fully executed Exchange Agreement, and upon the consummation of the closing:

●	Each share of the Company’s common stock issued and outstanding immediately prior to the closing of the Exchange Agreement was converted into the right to receive an aggregate of 13,153,800 shares of TSGL’s common stock.
●	Three of TSGL’s shareholders agreed to cancel the following shares:
(i)	Joseph Albunio agreed to cancel 8,386,413 shares of his common stock. After the cancellation he owns 500,000 shares of our common stock.
(ii)	Brian McLoone agreed to cancel 2,836,413 shares of his common stock. After the cancellation he owns 6,050,000 shares of our common stock.
(iii)	Luidmila Yuziuk agreed to cancel 1,930,972 shares of her common stock. After the cancellation, she does not own any shares of our common stock.

The purposes of the transactions described above were to complete a reverse merger with the result being that EmployUS became a wholly-owned subsidiary of The Staffing Group Ltd.  The Staffing Group, Ltd’s business operations will now focus on the business of EmployUS.

Following the Exchange Agreement, as of the date of this current report on Form 8-K, there are 35,100,011 shares of our common stock issued and outstanding, which include 13,153,800 shares held by the former stockholders of EmployUS and 6,050,000 by Brian McLoone, EmployUS’s Chairman and a stockholder of The Safety Group , LTD. but not a stockholder of EmployUS prior to the merger . As a result, our pre-merger stockholders, exclusive of Brian McLoone, hold approximately 45.28% of our issued and outstanding shares of common stock and the former stockholders of EmployUS including Brian McLoone hold approximately 54.72%

The unaudited pro forma condensed combined balance sheet was prepared as if the above acquisition occurred on September 30, 2013 combining the September 30, 2013 financial position of TSGL with that of the Company. The unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2013 gives effect to the transaction as if the merger had occurred on the beginning of the reporting periods for the two entities, combining the unaudited results of the Company with the audited results of TSGL at September 30, 2013. The unaudited pro forma condensed combined statement of income for the year ended December 31, 2012 gives effect to the transaction as if the merger had occurred on the beginning of the reporting periods for the two entities, combining the audited results of the Company with the unaudited results of TSGL at December 31, 2012. As TSGL began its operations on June 11, 2012, their statement of income for the year ended December 31, 2012 was a short year from June 11, 2012 through December 31, 2012.

The pro forma combined financial information is unaudited. The unaudited pro forma combined financial information is not necessarily indicative of the combined results which actually would have occurred if the above transaction had been consummated at the beginning of the periods presented; nor does it purport to present the results of operations for future periods.

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EmployUS Ltd.

Notes to Pro Forma Condensed Combined Financial Statements

As of September 30, 2013

(Unaudited)

(Expressed in US Dollars)

2.	Significant Accounting Policies

The unaudited pro forma condensed combined financial information has been prepared based on the historical information of the Company and TSGL giving effect to the reverse merger of TSGL with the Company. Certain note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted as permitted by SEC rules and regulations.

3.	Pro Forma Adjustments

The following adjustments are reflected in the unaudited pro forma condensed combined financial statements:

(a)	This adjustment gives effect to the Share Exchange from the Exchange Agreement described in Note 1. The outstanding shares of the Company have been eliminated, along with the accumulated deficit of TSGL. In addition, 13,153,800 shares of TSGL common stock were issued at par value, along with the cancellation of 13,153,798 shares of TSGL common stock. The remaining balance went to additional paid in capital.
(b)	In accordance with a bridge financing on January 8, 2014, 1,000,000 shares of TSGL common stock were issued to Clifton R. McDonnell Roth IRA at a share price of $0.15 for a total of $150,000 cash in contemplation of the reverse merger.
(c)	In accordance with the January 8, 2014 board of directors’ resolution, 100,000 shares of TSGL common stock were issued to Almoroli Advisors for consulting services rendered in arranging the equity financing. The issuance of the shares were recorded at par value.
(d)	These unaudited pro forma combined statements of income assume the Share Exchange and merger occurred as of the beginning of the nine month period ended September 30, 2013 and at the beginning of the year ended December 31, 2012. Therefore, the weighted average number of shares outstanding for the nine month period ended September 30, 2013 , and for the year ended December 31, 2012 equals the total number of shares outstanding upon completion of the Share Exchange and merger as follows:

Pre-Share Exchange Transaction TSGL Common Shares Outstanding:	34,000,009
TSGL Common Shares Issued for all outstanding Shares of the Company:	13,153,800
TSGL Common Shares Cancelled:	(13,153,798)
TSGL Common Shares Issued to investor at $0.15 per share pursuant to bridge financing:	1,000,000
TSGL Common Shares Issued to consultant at par value in connection with financing:	100,000
Total TSGL Common Shares Outstanding Post-Share Exchange:	35,100,011

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